CUSIP NO. 96950G102                 Schedule 13G                  Page 17 of 18


                                                                       EXHIBIT 1
                                                                       ---------



               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G with respect to the Common Stock of Williams Scotsman International, Inc. is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of February 1, 2006


                                    THE CYPRESS GROUP L.L.C.

                                    By: /s/ Jeffrey P. Hughes
                                        ----------------------------------------
                                        Name:   Jeffrey P. Hughes
                                        Title:  Member


                                    CYPRESS ASSOCIATES L.P.

                                    By: THE CYPRESS GROUP L.L.C.,
                                        its General Partner

                                        By: /s/ Jeffrey P. Hughes
                                            ------------------------------------
                                            Name:   Jeffrey P. Hughes
                                            Title:  Member


                                    CYPRESS MERCHANT BANKING PARTNERS L.P.


                                    By: CYPRESS ASSOCIATES L.P.,
                                        its General Partner


                                        By: THE CYPRESS GROUP L.L.C.,
                                            its General Partner

                                            By: /s/ Jeffrey P. Hughes
                                                --------------------------------
                                                Name:  Jeffrey P. Hughes
                                                Title: Member

CUSIP NO. 96950G102                 Schedule 13G                  Page 18 of 18


                                    CYPRESS OFFSHORE PARTNERS L.P.


                                    By: CYPRESS ASSOCIATES L.P.,
                                        its Investment General Partner


                                        By: THE CYPRESS GROUP L.L.C.,
                                            its General Partner


                                            By: /s/ Jeffrey P. Hughes
                                                --------------------------------
                                                Name:  Jeffrey P. Hughes
                                                Title: Member



                                        /s/ Jeffrey P. Hughes
                                        ----------------------------------------
                                        Jeffrey P. Hughes


                                        /s/ James L. Singleton
                                        ----------------------------------------
                                        James L. Singleton


                                        /s/ David P. Spalding
                                        ----------------------------------------
                                        David P. Spalding


                                        /s/ James A. Stern
                                        ----------------------------------------
                                        James A. Stern